SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

                           (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ' 240.14a-11(c) or ' 240.14a-12

                           Rentrak Corporation
             (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

          (1) Title of each class of securities to which transaction applies:


          (2)  Aggregate number of securities to which transaction applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          (4)  Proposed maximum aggregate value of transaction:


          (5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:










                           RENTRAK CORPORATION
                            One Airport Center
                        7700 N.E. Ambassador Place
                          Portland, Oregon 97220





     To Our Shareholders:

     Our 1998 Annual Meeting of Shareholders will be held at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220, on August 24, 1998, at 8:00 a.m., Pacific Daylight Time. The purpose of the meeting is to do the following:

     1. Elect two (2) Class I Directors to serve for a term of three (3) years each; and one (1) Class II
          Director to serve for a term of one (1) year.

     2.   Approve an amendment to the 1997 Equity
          Participation Plan of Rentrak Corporation to increase the aggregate number of shares of common stock that may be issued thereunder from 550,000 shares to 1,100,000 shares and to increase the number of shares subject to options and other awards that may be granted under the plan to any individual in any fiscal year from 250,000 shares to 400,000 shares.

     3. Hear and consider reports from certain officers of the Company; and

     4. Transact such other business as may properly come before the meeting or any adjournments thereof.

     The formal notice of the meeting and the proxy statement containing information pertaining to the meeting follow this letter. The Company's 1998 Annual
     Report is also enclosed.

     Please be sure to sign, date and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted at the meeting. If you attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.

     Sincerely yours,

     /S/ Ron Berger

     RON BERGER
     Chairman of the Board
     July 1, 1998
                           RENTRAK CORPORATION
                            One Airport Center
                        7700 N.E. Ambassador Place
                          Portland, Oregon 97220

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDER
                        To Be Held August 24, 1998

     The Annual Meeting of Shareholders of Rentrak Corporation (the "Company") will be held on Monday, August 24, 1998, at 8:00 a.m., Pacific Daylight Time, at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220, for the following purposes:

     1. To elect two (2) Class I Directors to serve for a term of three (3) years each; and one (1) Class II
          Director to serve for a term of one (1) year.

     2.   Approve an amendment to the 1997 Equity
          Participation Plan of Rentrak Corporation to increase the aggregate number of shares of common stock that may be issued thereunder from 550,000 shares to 1,100,000 shares and to increase the number of shares subject to options and other awards that may be granted under the plan to any individual in any fiscal year from 250,000 shares to 400,000 shares.

     3. To hear and consider reports from certain officers of the Company; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on June 23, 1998, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     The Proxy Statement accompanies this Notice.

     By Order of the
     Board of Directors

     /S/ F. Kim Cox

     F. Kim Cox, Secretary
     July 1, 1998

          Please sign, date and return the enclosed Proxy as soon as possible. A return envelope is enclosed for your convenience.



                          RENTRAK CORPORATION
                            One Airport Center
                        7700 N.E. Ambassador Place
                         Portland, Oregon  97220

                             PROXY STATEMENT
                      Annual Meeting of Shareholders
                        To Be Held August 24, 1998


     DATE, TIME, PLACE OF MEETING

          This Proxy Statement and the accompanying proxy and 1998 Annual Report are being mailed on or about July 10, 1998, to the shareholders of Rentrak Corporation (the "Company") in connection with the solicitation by the Company's Board of Directors of the enclosed proxy for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held Monday, August 24, 1998, at 8:00 a.m. Pacific Daylight Time, at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.


     PURPOSE OF ANNUAL MEETING

          The Annual Meeting has been called for the following purposes: (i) to elect two (2) Class I Directors to serve for a term of three (3) years each; and one (1) Class II Director to serve for a term of one (1) year; (ii) to approve an amendment to the 1997 Equity Participation Plan of Rentrak Corporation to increase the aggregate number of shares of Common Stock that may be issued thereunder from 550,000 shares to 1,100,000 shares and to increase the number of shares subject to options and other awards that may be granted under the plan to any individual in any fiscal year from 250,000 shares to 400,000 shares; (iii) to hear and consider reports from certain officers of the Company; and (iv) to transact such other business as may properly come before the meeting or any adjournments thereof. Section 2.3.1 of the Company's 1995 Restated Bylaws sets forth procedures to be followed for introducing business at a shareholders meeting.

          All shares represented by the enclosed proxy, if received prior to the meeting, will be voted in the manner specified by the shareholder. To the extent that a proxy is submitted without specification, the shares represented by the proxy will be voted FOR each Director nominee and FOR approval of the amendment to the 1997 Equity Participation Plan of Rentrak
     Corporation.

          The Company has no knowledge of any other matters to be presented at the Annual Meeting. In the event that other matters do properly come before the Annual
     Meeting in accordance with the Company's 1995 Restated
     Bylaws, the persons named in the proxy will vote such proxy in accordance with their judgment on such matters.


     REVOCATION OF PROXIES

          The execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder may revoke their proxy either by giving written notice of such revocation to the Secretary of the Company at its principal executive offices at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, prior to the Annual Meeting, or by revoking the proxy in person at the Annual Meeting. A proxy may also be revoked upon the Company's timely receipt of a properly executed, later dated proxy covering the same shares as the earlier proxy.


     SOLICITATION OF PROXIES

          Proxies in the form enclosed with this Proxy
     Statement are being solicited by the Company's Board of Directors for use at the Annual Meeting. The two persons named as proxies therein have been selected by the Board of Directors and will vote all shares for which valid proxies are granted to them. Unless otherwise specified in the proxy, the proxy will be voted to ELECT as Directors all of the nominees listed under Proposal 1 below and to APPROVE the amendment to the 1997 Equity Participation Plan of Rentrak Corporation.

          The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation by mail, Directors, officers and employees of the Company may solicit proxies from shareholders of the Company, personally or by telephone or telegram, without receiving any additional remuneration. The Company has asked brokerage houses, nominees and other fiduciaries to forward soliciting materials to beneficial owners of the Company's Common Stock and will reimburse all such persons for their expenses. In addition, the Company reserves the right to use the services of an independent proxy solicitation firm to assist with the solicitation of proxies. If the services of an independent proxy solicitation firm are used, the cost is estimated not to exceed $35,000.


     1999 SHAREHOLDER PROPOSALS

          The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting of Shareholders is April
     26, 1999.


     VOTING SECURITIES

          Only holders of record of the Company's Common Stock on June 23, 1998, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. On June 23, 1998, 11,006,224 shares of the Company's Common Stock, .001 par value, were outstanding and held of record by approximately 375 shareholders. All outstanding shares of the Company's Common Stock are to be voted as a single class, and each share of the Company's Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum.

          Assuming the existence of a quorum, the
     affirmative vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, will be required to elect persons to the Board of Directors. Abstention from voting and broker non-votes will have no effect on the outcome of the election of Directors. Holders of Common Stock are not entitled to cumulate their votes in the election of Directors. As a result, the holders of more than 50% of the shares voting for the election of Directors can elect all of the
     Directors if they choose to do so.   Assuming the
     existence of a quorum, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, will be required to approve the amendment to the 1997 Equity Participation Plan of Rentrak Corporation. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to the
     amendment.   Therefore, each abstention or broker non-
     vote will have the same effect as a vote against such amendment.


                    PROPOSAL 1: ELECTION OF DIRECTORS

          The Company's 1995 Restated Bylaws provide that the Board of Directors, presently consisting of nine Directors, be divided into three classes, Class I, Class II and Class III, with each class to be as nearly equal in number as possible. One of the Company's current Class I Directors, Mr. Peter Dal Bianco, is vacating his seat after nearly nine years of service to the Company. Instead of seeking a replacement for Mr. Dal Bianco, the Board of Directors eliminated his Class I seat by reducing the number of Directors from nine to eight, effective on the date of the Annual Meeting.
     At the Annual Meeting, the shareholders are being asked to elect two (2) Class I Directors, Messrs. Ron Berger and Pradeep Batra, for a term of three (3) years each, and one (1) Class II Director, Mr. Skipper Baumgarten, for a term of one (1) year. Each Director will hold office until the annual meeting at which his term expires and until his successor is duly elected and qualified. If vacancies occur, the Board of Directors may elect a replacement to serve for the remainder of the unexpired term.

          The Board of Directors believes that each nominee will be available to serve as a Director. However, if any nominee is not a candidate on the date of the Annual Meeting or otherwise declines to or cannot serve as a Director, the proxy will be voted for such other person or persons as the Board of Directors may recommend. Proxies cannot be voted for more than three
     (3) nominees.

          The Board of Directors recommends a vote FOR the election of each of the following Director nominees.

     NOMINEES AS CLASS I DIRECTORS (TERMS EXPIRE IN 2001)

          PRADEEP BATRA (52). Since February 1985, Mr. Batra has served as President of Unique Business Systems (UBS), a vertical market software developer. Among other things, UBS develops and markets POS software which is used by retailers of the Company to capture transaction activity which is reported to the Company. UBS has a POS vendor agreement with the Company. Mr. Batra is currently a Class I Director, having been elected by the Board of Directors in February 1998 to fill the new Class I seat created when the Board of Directors increased the number of Directors from 7 to 9. Mr. Batra also serves as a Director of UBS.

          RON BERGER (50). Since founding the Company in 1977, Mr. Berger has served as President and Chief Executive Officer of the Company, except for brief periods in other positions in 1981 and 1984. Since September 1984, he has also served as the Company's Chairman of the Board. Mr. Berger is currently a Class I Director, having been elected by the Board of Directors in February 1997 to fill the Class I vacancy created by the death of L. Barton Alexander. Immediately prior to such election, Mr. Berger held the
     Class III seat now occupied by Herbert Fischer.   Mr.
     Berger also serves as a Director of Rentrak Japan K.K., and is a member of the Board of Directors of American Contractors Indemnity Co., Los Angeles, California, the International Franchise Association and the Video Software Dealers Association.

     NOMINEE AS CLASS II DIRECTOR (TERM EXPIRES IN 1999)

          SKIPPER BAUMGARTEN (51).  Since 1990, Mr.
     Baumgarten has served as President of Surety Associates Holding Company. Mr. Baumgarten also serves as CEO and Chairman of the Board of American Contractors Indemnity Co., Los Angeles, California, an insurance company.
     Mr. Baumgarten is currently a Class II Director, having been elected by the Board of Directors in February 1998 to fill the new Class II seat created when the Board of Directors increased the number of Directors from 7 to
     9. Under the Company's 1995 Restated Bylaws, Directors such as Mr. Baumgarten, who are elected by the Board of Directors to fill a newly created seat, may serve only until the Company's next Annual Meeting of Shareholders. For this reason, Mr. Baumgarten's current term expires on the date of the Annual Meeting, while the terms of the Company's other Class II Directors do not expire until the date of the Company's 1999 Annual Meeting of Shareholders (the "1999 Annual Meeting").

     DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

          The remaining Class II and Class III Directors whose terms have not yet expired and are therefore not standing for election this year are as follows:

     CLASS II DIRECTORS (TERMS EXPIRE IN 1999)

          MUNEAKI MASUDA (47). Mr. Masuda founded Rentrak Japan, a joint venture formed with Convenience Culture Club ("CCC"). The Company currently owns a ten percent equity interest in Rentrak Japan and CCC's parent company is the controlling stockholder. Since December 1988, Mr. Masuda has served as Chairman of CCC. Mr. Masuda also serves as President of DIRECTV Japan. Mr. Masuda has been a Director of the Company since August 1990. Pursuant to a Common Stock Purchase Agreement between the Company and CCC, entered into as of December 20, 1989, the Company's Board of Directors is required, subject to fiduciary obligations to all shareholders, to nominate Mr. Muneaki Masuda, CCC's designee, as a Director and use its best efforts to vote in favor of Mr. Masuda those shares for which the Company's management and Board hold proxies or are otherwise entitled to vote. Mr. Masuda is also a Director of Blowout Entertainment, Inc., GAGA Communications and Culture Publishers.

          STEPHEN ROBERTS (60). In July 1990, Mr. Roberts formed R&G Video, which acquired the home video rights for the New World film library. Mr. Roberts is a member of the Academy of Motion Pictures Arts and Sciences, the Academy of Television Arts and Sciences, and a former Director of the Motion Picture Association of America. Mr. Roberts has been a Director of the Company since December 1988 and currently serves as a consultant to the Company.

     CLASS III DIRECTORS (TERMS EXPIRE IN 2000)

          JAMES JIMIRRO (61). Since 1986, Mr. Jimirro has been the Chairman of the Board of Directors, President and Chief Executive Officer of J2 Communications, a program supplier to the Company. Mr. Jimirro has been a Director of the Company since November 1990.

          BILL LEVINE (78). In January 1988, Mr. LeVine founded and became President of LeVine Enterprises, Inc., an investment firm. Mr. LeVine is also a past member of the Board of Directors of the International Franchise Association. Mr. LeVine serves as a Director of the First Business Bank of Los Angeles, California, B.C.T. Inc., of Fort Lauderdale, Florida, Fast Frame of Los Angeles, California Closet of San Francisco, California, Surety Associates Holding Company and American Contractors Indemnity Co., Los Angeles, California. Mr. LeVine has been a Director of the Company since April 1985.

          HERBERT FISCHER (59). Since 1990, Mr. Fischer has been the President of Mediacopy, a company that duplicates video cassettes for major movie studios.
     Mr. Fischer has been a Director of the Company since
     February 27, 1997.

          See "CERTAIN RELATIONSHIPS AND TRANSACTIONS" for a discussion of certain agreements and relationships between the Company and its Directors.


     COMMITTEES AND MEETINGS OF THE BOARD

          The Board of Directors has a Compensation
     Committee, a Stock Option Committee and an Audit
     Committee. The Board does not have a nominating committee.

          The Compensation Committee was comprised of James
     Jimirro, Bill LeVine and Stephen Roberts and was responsible for evaluating the performance of the Company's management and determining the method of compensating the Company's salaried employees. During the fiscal year ended March 31, 1998, the Compensation
     Committee held one (1) meeting.

          The Stock Option Committee was comprised of James Jimirro and Bill LeVine, and was responsible for administering the 1997 Non-Officer Employee Stock Option Plan and the 1997 Equity Participation Plan of Rentrak Corporation. During the fiscal year ended March 31, 1997, the Stock Option Committee held one (1) meeting.

          The Audit Committee was comprised of Peter Dal
     Bianco, Bill LeVine and Stephen Roberts and was responsible for evaluating the integrity of the Company's financial reporting to shareholders. During the fiscal year ended March 31, 1998, the Audit
     Committee held four (4) meetings.

          During the fiscal year ended March 31, 1998, there were three (3) regular meetings of the Company's Board of Directors which were held in person, and six (6) special meetings which were conducted by telephone conference call. Each Director attended at least 75% of the total number of meetings held by the Board of Directors and the committees of the Board of Directors on which he served during the fiscal year ended March 31, 1998, except for Muneaki Masuda, who attended 67 percent of the Company's Board meetings, and Pradeep Batra and Skipper Baumgarten, who were elected to the Board of Directors on February 23, 1998.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
     EXCHANGE ACT OF 1934

          Section 16(a) of the 1934 Act requires the Company's Directors and executive officers and persons who beneficially own more than ten percent of the outstanding shares of the Company's common stock ("ten percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. To the Company's knowledge, based solely upon a review of the copies of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company or otherwise in its files, all of the Company's officers, Directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements except for The Walt Disney Company, which failed to timely file a Form 3 when it became a ten percent shareholder during fiscal 1998. The Walt Disney Company has since filed the required Form 3.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS

The following table sets forth, as of May 28, 1998, information furnished to the Company with respect to the ownership of the Company's Common Stock by each of the Company's Directors and nominees to the Board of Directors, the Chief Executive and the named executive officers, all officers and Directors as a group, and each person (including any group) known by the
Company to be beneficial owner of more than 5% of the Company's Common Stock.
                                                       Amount and
                                                        Nature of       Percent
                                                       Beneficial      Of Shares
      Name and Address of Beneficial Owner  (1)         Ownership     Outstanding


      Ed Barnick                                           55,319 (2)           *
      Pradeep Batra                                         4,500               *
      Skipper Baumgarten                                        0               *
      Ron Berger                                        1,400,683 (3)       11.65%
      F. Kim Cox                                          251,448 (4)        2.23%
      Peter Dal Bianco                                    167,349 (5)        1.52%
      Herbert Fischer                                      15,000 (6)           *
      Jim Jimirro                                          33,906 (7)           *
      Bill Levine                                         437,511 (6)        3.97%
      Michael Lightbourne                                  32,000 (8)           *
      Muneaki Musada                                    1,019,839 (9)        9.25%
      Stephen Roberts                                     136,493 (10)       1.23%
      Amir Yazdani                                         63,914 (11)          *

      All Officers and Directors as a group
       (16 persons)                                     3,709,150 (12)      29.22%

      Culture Convenience Club Co., Ltd.                  390,000 (13)       3.54%
      1-4-70 Shiromi, 16th Floor
      Chuo-ku, Osaka 540, Japan

      Rentrak Japan, K.K                                  614,000 (14)       5.58%
      4-20-3 Ebisu
      Shibuya-Ku, Tokyo 150, Japan

      Blockbuster Videos, Inc.                          1,000,000 (15)       8.33%
      1201 Elm Street
      Dallas, Texas  75270

      Walt Disney Company                               1,234,563 (16)      10.09%
      500 South Buena Vista St.
      Burbank, CA


(*)   Less than 1.00%.
(1) The address of each of the directors is the Company's address, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.
(2) Includes 55,319 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(3) Includes 32,200 shares of Common Stock held by Mr. Berger's parents and 1,012,325 shares ofcommon stock subject to options exercisable within 60 days of the date of the table. Mr. Berger disclaims beneficial ownership of all shares held by his parents.
(4) Includes 249,444 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(5) Includes 32,099 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(6) Includes 5,000 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(7) Includes 28,486 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(8) Includes 32,000 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(9) Mr. Masuda is an officer and controlling shareholder of Culture Convenience Club Co., Ltd. and So-Tsu Company. So-Tsu Company and
      Mr. Masuda are controlling shareholders of Rentrak
      Japan, K.K.  Includes 390,000 shares owned by Culture Convenience
      Club, Ltd., and 614,000 shares owned by Rentrak Japan, K.K.
      Also includes 15,839 shares of Common Stock exercisable within 60 days of the date of the table.
(10) Includes 99,511 shares of Common Stock subject to options exercisable within 60 days of the date of the date of the table.
(11) Includes 63,358 shares of Common Stock subject to options exercisable within 60 days of the date of the date of the table.
(12) Includes 1,688,891 shares of Common Stock subject to options exercisable within 60 days of the date of the table.
(13) As indicated in footnote 9 to this table, these shares are beneficially owned by Muneaki Masuda, a Director of the Company and controlling shareholder of Culture Convenience Club Co., Ltd.
(14) As indicated in footnote 9 to this table, these shares are beneficially owned by Muneaki Masuda, a Director of the Company and controlling shareholder of Rentrak Japan, K.K.
(15) Includes 1,000,000 shares of Common Stock subject to warrants exercisable within 60 days of the date of the table.
(16) Includes 1,234,563 shares of Common Stock subject to warrants exercisable within 60 days of the date of the table.

Unless otherwise indicated in the notes to the foregoing table, beneficial ownership of each of the shares of Common Stock listed in the foregoing table is comprised of sole voting power and sole investment power.

EXECUTIVE OFFICERS

     The following table identifies the executive officers of the Company as of March 31, 1998, the age each executive, the positions they hold, the year in which they began serving in their capacities, and their past business experience:

                    Position  Current Position(s)
                    Held      with Company and
Name           Age  Since     Past Business Experience

Ed Barnick      41  1992      Vice President,
                              Distribution.  Distribution
                              Director from 1988 until
                              January 1, 1992.  Prior to
                              joining the Company in May of
                              1988, Mr. Barnick served as
                              Distribution Manager for
                              Bergen Brunswig Medical and
                              was employed with both Payless
                              Northwest Distribution Center
                              and United Parcel Service.

Ron Berger      49  1984      President, Chief
                              Executive Officer and Chairman
                              of the Board; Since founding
                              the Company in 1977, Mr.
                              Berger has served as President
                              and Chief Executive Officer,
                              except for brief periods in
                              other positions in 1981 and
                              1984.  Since September 1984,
                              he has also served as the
                              Company's chairman of the
                              Board.  Mr. Berger also serves
                              as a member of the following
                              Boards of Directors:  American
                              Contractors Indemnity Co.;
                              Video Software Dealers
                              Association;  Fast Forward
                              Foundation; and The Nature
                              Conservancy of Oregon.

F. Kim Cox      45    1995    Executive Vice
                              President, Chief Financial
                              Officer, Secretary, Treasurer;
                              From 1991 until 1995, Mr. Cox
                              served as Executive Vice
                              President - Strategic
                              Planning, Secretary,
                              Treasurer; From 1985 until
                              June 1, 1991, Mr. Cox served
                              as Chief Financial Officer and
                              Vice President of Finance.
                              Prior to joining the Company
                              in 1985, Mr. Cox was a
                              practicing attorney with the
                              firm Garvey, Schubert, Adams &
                              Barer from 1983 to 1985, and
                              with the firm of McClaskey &
                              Greig from 1980 to 1983.
                              Prior to that, Mr. Cox
                              practiced accounting with the
                              firm Arthur Anderson & Co.

Marty Graham    40   1991     Vice President,
                              Product Development.  Prior to
                              joining the Company in October
                              of 1988 as Director of Product
                              Development, Mr. Graham served
                              as General Manager and
                              Secretary/ Treasurer of
                              Pacific Western Video
                              Corporation since 1984, which
                              owns and operates two video
                              retailer outlets, both of
                              which participate in the
                              Company's PPT Program.

Michael
 Lightbourne   51    1997     Executive Vice
                              President.  Mr. Lightbourne
                              was Senior Vice President,
                              Marketing from 1992 to 1996,
                              and served as Vice President,
                              Marketing from 1991 to 1992.
                              Prior to joining the Company
                              as Director of Sales in
                              September of 1988, Mr.
                              Lightbourne was President and
                              founder of MRL Enterprises, a
                              sales and marketing consulting
                              firm which he began in 1982.

Carolyn Pihl   40   1998      Vice President,
                              Finance, Chief Accounting
                              Officer.  From May 1996 until
                              February 1998, Ms. Pihl served
                              as Chief Accounting Officer.
                              Prior to joining the Company
                              in 1996, Ms. Pihl was a Senior
                              Manager in the Audit and
                              Business Advisory Group with
                              Arthur Anderson & Co. from
                              1991 to 1996.
Christopher
  Roberts      30  1994       Vice President,
                              Sales.  Prior to becoming Vice
                              President, Sales, Mr. Roberts
                              was National Director of Sales
                              for the Company, a position he
                              held since September 1992.

Amir Yazdani   38  1993       Vice President,
                              Management Information
                              Systems.  Prior to becoming
                              Vice President, Management
                              Information Systems, Mr.
                              Yazdani served as the
                              Company's Director of
                              Management Information
                              Systems.

EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal years ended March 31, 1998, 1997 and 1996, all compensation earned by Rentrak to the Chief Executive officer and the four highest paid executive officers whose salary and bonus for the last completed fiscal year exceeds $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE
                                    Annual Compensation         Long-Term Compensation
                                                                  Awards                  Payouts

                                                   Other    Restricted Securities
                       Fiscal Year                 Annual   Stock      Underlying LTIP    All Other
Name and                  Ended              Bonus Compen-  Award(s)   Options/   Payouts Compen-
Principal Position      March 31, Salary($)  ($)   sation($) ($)       SARs(#)(1) ($)     sation ($)(3)
Ed Barnick,  Vice        1998      116,468   36,000    0         0      30,714 (2)        0      14,685
President, Distribution  1997       93,537   17,500    0         0           0            0       1,160
                         1996       91,740   24,459    0         0      10,714            0          37

Ron Berger, President    1998      408,972   62,258    0         0           0            0      31,241
and Chief Executive      1997      349,393  268,665    0         0           0            0     125,435
Officer                  1996      315,833        0    0         0           0            0      28,438

F. Kim Cox,  Executive   1998      198,397   62,824    0         0           0            0       8,195
Vice President, Chief    1997      187,344   21,000    0         0           0            0       4,899
Financial Officer,       1996      150,583   18,067    0         0     231,879            0       5,375
Secretary and Treasurer

Michael Lightbourne,     1998      200,239   89,000    0         0     170,000            0       4,251
Executive Vice President 1997      100,159    5,000    0         0           0            0       3,533
                         1996      153,708    5,793    0         0       8,130            0       5,661

Amir Yazdani, Vice       1998      187,127   10,000    0         0      10,000            0       3,711
President, Information   1997      142,549   15,000    0         0           0            0       3,788
Systems                  1996      109,266        0    0         0      18,968            0       3,343


(1) All figures in this column, prior to fiscal 1998, reflect an antidilution adjustment following the spin-off of Blowout Entertainment, Inc. in fiscal 1997 Such adjustment did not change the aggregate exercise price of the outstanding options.

(2) Includes one option for 10,000 shares subject to antidilution adjustment following the spin-off of Blowout Entertainment, Inc., in fiscal 1997. Such adjustment did not change the aggregate exercise price of the outstanding option.

(3) Amounts disclosed in this column reflect the following matching contributions during fiscal 1998 on behalf of the named executives with regard to Rentrak's 401-K plan: Ed Barnick $1,160, Ron Berger $1,500, F. Kim Cox $1,500 and Amir
     Yazdani $1,500. The Company also made payments to supplemental disability and life insurance plans during fiscal
     1998 for the following named executives: Ed Barnick $2,954, Ron Berger $9,478, F. Kim Cox $6,695, and Amir Yazdani
     $2,211. In addition, other compensation for Ron Berger and Ed Barnick includes lease and maintenance payments on automobiles.

STOCK OPTION AWARDS

The following table sets forth information concerning stock option grants to the Named Executive Officers during fiscal year ended March 31, 1998. The Company did not grant any stock appreciation rights to the Named
Executive Officers during such fiscal year.

                                                                           Potential Realizable Value
                                                                           at Assumed Annual Rates
                                                                           of stock Price Appreciation
                    Individual Grants                                      for Option Term
                       Number of     % of Total
                      Securities    Options/SARs   Exercise
                      Underlying     Granted to     or Base
                     Options/SARs   Employees in     Price     Expiration
        Name          Granted (#)(1 Fiscal Year     ($/Sh)        Date          5%           10%

Ed Barnick                  10,000          1.63%       2.938    03/31/2007     $31,709      $67,890
                            10,714          1.74%       4.842    04/01/2006     $10,453      $42,861
                            10,000          1.63%       9.780    03/31/2008     $56,945     $148,606
Ron Berger                       0             0            0            0            0            0
F. Kim Cox                       0             0            0            0            0            0
Michael Lightbourne         10,000          1.63%       2.875    04/01/2007     $18,081      $45,820
                           150,000         24.39%       3.688    07/10/2007    $347,857     $881,539
                            10,000          1.63%       5.875    02/23/2008     $36,948      $93,632
Amir Yazdani                 5,000          0.81%       2.875    04/01/2007      $9,040      $22,910
                             5,000          0.81%       5.875    02/23/2008     $18,474      $46,816

(1) The stock options vest 25% per year over a period of 4 years except Mr. Lightbourne's which vest 20% per year over a period of five years.


STOCK OPTION EXERCISES

     The following table sets forth information concerning stock option exercises by the Named Executive Officers during the fiscal year ended March 31, 1998, and the value of in-the-money options (i.e., options in which the market value of Rentrak Common Stock exceeds the exercise price of the options) held by such individuals on March 31, 1998.
     No stock appreciation rights ("SAR's") have been granted to, or are currently held by, the Named Executive Officers. The value of the in-the-money options is based on the difference between the exercise price of such options and the closing price of Rentrak Common Stock on March 31,1998, which was $9.50. The value realized on exercised options is based on the difference between the exercise price for the options and the closing price of Rentrak Common Stock on the date of exercise.

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES


                                            Number of  Securities     Value of Unexercised
                                            Underlying Unexercised    In-the-Money Options
                       Shares               Options/SARs at FY-End    at FY-End ($)
                     Aquired on    Value
                      Exercise    Realized  (#) Exercisable/          Exercisable/
Name                    (#)         ($)     Unexercisable             Unexercisable

Ed Barnick                0           0      49,158 /      31,697     225,483 /         116,242
Ron Berger                0           0     795,722 /     433,206   3,740,004 /       2,015,462
F. Kim Cox                0           0     199,614 /     132,172   1,051,790 /         616,915
Michael Lightbourne       0           0           0 /     170,000           0 /         974,375
Amir Yazdani              0           0      57,230 /      21,652     319,155 /         109,100

     COMPENSATION OF DIRECTORS

          The Company compensates non-employee Directors for their services by payment of $500 for each Board meeting attended in person and $500 for each telephone conference Board meeting. In addition, each non-employee Director is paid an annual board fee of $15,000. The Company reimburses all Directors for their travel expenses for each meeting attended in person. During fiscal year 1998, each non-employee Director was granted an option to acquire 5,000 shares of the Company's Common Stock pursuant to the Company's Amended and Restated Directors Stock
     Option Plan. Beginning April 1, 1998, automatic grants of options to nonemployee Directors will occur annually under the Company's 1997 Equity Participation Plan of Rentrak Corporation.
     On April 1 of each year the following additional options will be granted: (i) an option to purchase 10,000 shares of the Company's
     Common Stock to each nonemployee Director of the Company; and
     (ii) an option to purchase 2,500 shares of the Company's Common
     Stock to any nonemployee Chairman of the Board and to each nonemployee Committee Chairman.


     EMPLOYMENT AGREEMENTS

          ED BARNICK. Effective January 1, 1996, the Company entered into a four year employment agreement with Mr. Barnick under which he is employed as the Vice President, Distribution . Under the agreement, Mr. Barnick receives an annual salary of $90,880, subject to an increase of four percent (4%) on January 1, 1997, and by three percent (3%) on each subsequent January 1st of each year during the term of the agreement. If Mr. Barnick is terminated for certain reasons other than for "cause," as defined in the agreement, within two years after a change of control of the Company, as defined in the agreement, he is entitled to receive the lesser of: (i) his base salary through the end of the agreement; or (ii) six months' of base salary. If the Company terminates Mr. Barnick without cause, he is entitled to receive the base salary accrued as of the date of termination, plus severance in the amount of six months' base salary, payable in installments as if still employed, subject to reduction should Mr. Barnick find alternative employment, or if he does not exercise his best efforts to find such employment. If Mr.
     Barnick is terminated for cause, he will receive only the full amount of all compensation accrued as of the date of termination.
     If Mr. Barnick is terminated due to his death or disability, he
     (or his legal representative) will receive in a lump sum, only the base salary amount of all compensation accrued through and including the date of termination. The agreement expires on December 31, 1999.

          RON BERGER. Effective June 1, 1994, the Company entered into a five year employment agreement with Mr. Berger under which Mr. Berger is employed as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Under the agreement, Mr. Berger received an annual base salary of $360,000 for the period ending May 31, 1998. Mr. Berger is also entitled to receive certain cash bonuses under formulae based upon the Company's pre-tax profits. On April 21, 1998, Mr. Berger entered into a new five year employment agreement, where he is to receive
     $400,000 through March 31, 1999, subject to increases on April 1 of each year during the term of the agreement of the greater of four percent (4%) or the change in the Consumer Price Index for the preceding year. If Mr. Berger is terminated for certain reasons other than for "cause," as defined in the agreement, he is entitled to receive all of the compensation set forth in the agreement for the remaining term of the agreement. If Mr. Berger is terminated for cause, he will receive only the full amount of all compensation accrued as of the date of termination. In the event of a "change of control" of the Company, as defined in the agreement, Mr. Berger may elect to receive severance equal to the greater of: (i) the remaining compensation under the agreement;
     or (ii) three times the amount received in the prior fiscal year.
     If Mr. Berger is terminated due to his health or disability, he
     (or his estate or legal representative) is entitled to receive the compensation set forth in the agreement for one year following termination. The agreement expires on March 31, 2003.

          F. KIM COX.  Effective April 20, 1995, the Company entered into a four year employment agreement with Mr. Cox under which he is employed as the Executive Vice President of the Company.
     Under the agreement, Mr. Cox receives an annual salary of
     $160,000, subject to increases at the Company's discretion during
     the term of the agreement.   If Mr. Cox is terminated for certain
     reasons other than for "cause," as defined in the agreement, he is entitled to receive one year's base salary, subject to
     reduction should Mr. Cox find alternative employment of
     "comparable status," as defined in the agreement, or if he does not exercise his best efforts to find such employment of
     comparable status. If Mr. Cox is terminated due to his death or disability, he (or his legal representative) is entitled to receive a lump sum severance payment equal to 180 days' base salary.  The agreement expires on April 19, 1999.

          MICHAEL LIGHTBOURNE. Effective July 10, 1997, the Company entered into a five year employment agreement with Mr.
     Lightbourne under which he is employed as the Executive Vice
     President of the Company. Under the agreement, Mr. Lightbourne receives an annual salary of $170,000, subject to increases each year during the term of the agreement of the greater of five percent (5%) or the change in the Consumer Price Index for the preceding year. If the Company terminates Mr. Lightbourne without cause, he is entitled to receive the base salary accrued as of the date of termination, plus severance of all compensation payable in installments as if still employed through the end of the agreement, subject to reduction should Mr. Lightbourne find alternative employment during the severance period. If Mr.
     Lightbourne is terminated for cause, he will receive only the full amount of all compensation accrued as of the date of termination. If Mr. Lightbourne is terminated due to his death or disability, he (or his estate or legal representative), will receive in a lump sum, all compensation which would otherwise have been paid during the term of the agreement. The agreement expires on July 9, 2002.

          AMIR YAZDANI. Effective December 20, 1995, the Company entered into a three year employment agreement with Mr. Yazdani under which he is employed as the Executive Vice President, Management Information Systems, of the Company. Under the agreement, Mr. Yazdani receives an annual salary of $145,000 for the period ending June 30, 1997, and $170,000 for the period ending June 8, 1998. If Mr. Yazdani is terminated for certain reasons other than for "cause," as defined in the agreement, within two years after a change of control of the Company, as defined in the agreement, he is entitled to receive the lesser of: (i) his base salary through the end of the agreement; or
     (ii) six months' base salary.  If the Company terminates Mr.
     Yazdani without cause, he is entitled to receive six months' base salary, subject to reduction should Mr. Yazdani find other employment or should he not exercise his best efforts to find such other employment. If Mr. Yazdani is terminated for cause or due to his death or disability, he (or his estate or legal representative), will receive only the full amount of all compensation accrued as of the date of termination. The agreement expires on June 8, 1999.


     REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES ON THE
     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND ALL EXECUTIVE
     OFFICERS AND REPORT ON REPRICING OF OPTIONS

          The "Report of the Compensation Committee on the Compensation of the Chief Executive Officer and All Executive
     Officers and Report on Repricing of Options" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          The Compensation and Stock Option Committees of the Company determines the compensation of all executive officers of the Company, including Ron Berger, the Company's Chairman of the
     Board and Chief Executive Officer. Compensation decisions for all executive officers of the Company are based on the Company's executive compensation philosophy. This compensation philosophy has four primary principles: (i) link executive compensation to the creation of sustainable increases in shareholder value; (ii) provide executive compensation rewards contingent upon organizational performance; (iii) differentiate compensation based on individual executive contribution; and (iv) encourage the retention of a sound management team.

          To implement this philosophy, the Compensation and Stock
     Option Committees structure executive compensation by employing three primary components - annual salary, performance bonuses and a long-term incentive program consisting of stock option grants.
     The Stock Option Committee is responsible for administering the 1997 Equity Participation Plan of Rentrak Corporation. Ownership of shares of the Company's Common Stock by executives is encouraged and forms a significant component of the total executive compensation package. The higher the position of the executive, the greater the percentage his compensation is likely to consist of long-term incentive programs. In addition, the Compensation Committee looks to competitive factors in the development of total executive compensation packages.

                  Annual Salary and Performance Bonuses

          The Compensation Committee fixes the yearly salary of each executive officer. The yearly salary reflects the level of duties and responsibilities of the executive officer, the executive officer's experience and prior performance, industry practices and the financial performance of the Company in both absolute and relative terms. Salaries are reviewed annually by the Compensation Committee and are increased when warranted by executive performance and competitive practices. In establishing various compensation levels for executive officers, including the Chief Executive Officer, the Compensation Committee took into account the revenues generated by domestic PPT, management's commitment to developing new products and management's effort to diversify its business within the video industry.

          The Compensation Committee also awards performance bonuses.
     Performance bonuses, if earned, are generally paid once the Company's fiscal year end results are known. Performance bonuses are based upon: (i) the executive officer's performance against individual goals; (ii) the performance of the executive officer's unit within the Company against that unit's goals; and (iii) the performance of the Company against Company goals. Goals vary from year to year and from unit to unit and, with regard to executive officers, usually include both quantitative and qualitative factors. In fixing the bonuses for fiscal 1998, quantitative goals evaluated by the Compensation Committee included goals based on specific profit targets. Qualitative goals included goals based on strategic positioning and business development.

          From time to time, the Compensation Committee has awarded one-time bonus payments to certain executive officers as a result of extraordinary circumstances, such as the consummation of financing or the attainment of special unit goals.

                       Long-Term Incentive Program

          Stock option grants are used to motivate employees to focus on the Company's long-term performance, and the Company has long maintained stock option plans for all qualified employees, including all executive officers. The Stock Option Committee fixes the terms and the size of the grants of stock options to all recipients, including all executive officers. The size of the grants is based upon the employees' duties, responsibilities, performance, experience and anticipated contribution to the Company.

          The Stock Option Committee typically awards stock options to executive officers on an annual basis in the exercise of their discretion. Additional grants may be made in the event of an executive officer's promotion. In fiscal 1998, the Company granted options to purchase 290,714 shares of Rentrak Common
     Stock to executive officers of the Company.

     Compensation of Ron Berger, Chairman of the Board and Chief
     Executive Officer

          Ron Berger has served as Chairman of the Board and Chief
     Executive Officer of the Company since September 1984. In fixing salary and target bonus levels, as well as determining the size of any stock option grants, the Compensation and Stock Option
     Committees reviewed the financial performance of the Company, including revenue and profit levels as compared to the Company's performance goals. In addition, the Compensation and Stock
     Option Committees reviewed the following factors: Mr. Berger's performance as Chairman of the Board and Chief Executive Officer, his importance to the Company, and the successful implementation of the
     Company's strategic goals and the compensation packages of chief executive officers of other comparably sized companies.

          In fiscal 1998, Mr. Berger was awarded a bonus of approximately $62,000. He was not awarded any stock options.

     Report On Repricing Of Options

          In April 1994, Mr. Berger was awarded a stock option covering one million shares of the Company's Common Stock at an exercise price of $5.25, the exercisability of which was subject to the Company's achievement of certain performance objectives.
     Subsequent to the issuance of the April option, the Stock Option
     Committee and Mr. Berger agreed to cancel the option due to a potential adverse impact on the Company's financial statements from the use of performance objectives. In consideration for the cancellation of the April grant, in December 1994, Mr. Berger was awarded a replacement stock option covering one million shares of the Company's Common Stock at an exercise price of $6.375. Such grant was made pursuant to the 1986 Second Amended and Restated
     Stock Option Plan (the "1986 Plan").  In April 1995, the
     Compensation Committee reviewed its grant of the December 1994 option, noting that the decrease in the Company's stock price had defeated the purpose of the original issuance of the option to provide the intended incentive. The Compensation Committee discussed the benefit of providing realistic and meaningful incentives to the Company's Chairman. The Compensation Committee reviewed the concept of the option originally granted and the issuance of a new option at the present stock price. In so doing, the Compensation Committee approved the cancellation of the option granted in December 1994 pursuant to the 1986 Plan and granted a new option effective April 1995 at an exercise price of $5.250, which approximated fair market value at date of grant.

     The following table summarizes the stock option repricing.


     TEN-YEAR OPTION/SAR REPRICINGS
                                                                             Length of
                     Number of     Market Price                              Original Option
                     Securities    of Stock at                               Term
                     Underlying    Time of       Exercise Price              Remaining at
                     Options/SARs  Pricing or    at Time of      New         Date of
                     Repriced or   Amendment     Repricing or    Exercise    Repicing or
Name       Date      Amended(#)    ($)           Amendment ($)   Price ($)   Amendment
Ron Berger 04/18/95  1,000,000     5.125         6.375           5.250       8.98 yrs.



 By:  The Compensation Committee:        By:  The Stock Option Committee:

              James Jimirro                      James Jimirro
              Bill LeVine                        Bill LeVine
              Stephen Roberts


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During fiscal 1998, the Compensation Committee had the following members: James Jimirro, Bill LeVine and Stephen
     Roberts.   Stephen Roberts provided consulting services to the
     Company during fiscal 1998, for which he received $63,996. The Company plans to continue to use Mr. Roberts as a consultant during fiscal 1999. Ron Berger sat on the Compensation Committee.

          Ron Berger is a director and member of the Compensation Committee of American Contractors Indemnity Co., a company for which Skipper Baumgarten, a director of the Company, serves as Chief Executive Officer. Mr. Baumgarten became a member of the Company's Compensation Committee in June 1998.

     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF RENTRAK
     CORPORATION NASDAQ MARKET INDEX AND PEER INDUSTRY GROUP.


          The Chart on page 21 compares the five year cumulative total return on Rentrak's Common Stock with that of the NASDAQ Market index and a peer industry group. This graph assumes $100 was invested on April 1, 1993 in the Company's Common Stock, the NASDAQ market index and the peer group index and that any dividends were reinvested. The peer group is composed of:
     Alliance Communication CP CL B, Alliance Gaming Corp., Alpha Hospitality CP, American Bingo & Gaming, American Skiing Co, American Vantage Co., American Wagering, Inc., AMF Bowling, Inc., Anchor Gaming, Apparel Technologies, Inc., Argosy Gaming Company, Audio Book Club, Inc., Avenue Entertainment, GRP., Bally Total Fitness Hldg., Blowout Entertainment, Bowl America, Inc. A, Brassie Golf Corp., Casino America, Inc., CDNow Incorporated, Cedar Fair (L.P.), Century Casinos Inc., Colorado Casino Resorts, Digital Communications Technology Inc., Doc Data N.V., Dove Entertainment Inc., Dover Dows Entertain, Family Golf Centers Inc., First Entertainment, Inc., Four Media Company, Gametech Internat Inc., Genisys Rsvtn Systm Inc., Golden Bear Golf Inc., Guitar Center, Inc., Handleman Co., Hollywood Entertainment, Image Entertainment Inc., Imax Corp., Inland Entertainment Corp., Integrity Incorporated A, Interactive Entertainment, Interamericas Commun CP, Interlott Tech Inc., Irata Inc. CL A, ITT Corp, Jackpot Enterprises Inc., K-Tel International Inc., Livent Inc., Macrovision Corp., Magicworks Entertainment, Malibu Entertainment WW, Marquee Group Inc., Master Glazier's Karate, Millennium Sports Management, Movie Gallery Inc., Multimedia Games Inc., Musicland Stores Corp., N-Vision Inc., Navarre Corp., Netlive Communication, On Stage Entertainment, Paradise Music & Ent Inc., Pinnacle Systs, Inc., Platinum Entertainment, Players Internat Inc., Powerhouse Technologies, Premiere Parks Inc., Quintel Entertainment, Renaissance Entertain CP, Senior Tour Players Dev, Skyline Multimedia Ent, Spec's Music Inc., Ticketmaster Group Inc., Trans World Entertain CP, Unitel Video Inc., Vaughn's Communications, Video Services Corp, Video Update Inc. CL A, Visual Edge Systems Inc., West Coast Entertainment CP, Worldwide Entrtn&Sports, and Zomax Optical Media Inc.

          The following Chart shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


     COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG RENTRAK
     CORPORATION, PEER GROUP INDEX AND NASDAQ MARKET INDEX


     Measurement
     Period                      Rentrak Corp.   Peer Group      NASDAQ Market
     (Fiscal Year                                     Index
     Covered)
     Measurement PT- 3/31/93     $100.00         $100.00         $100.00

        3/31/94                  $ 86.96         $124.91         $115.57
        3/31/95                  $113.04         $ 99.03         $122.61
        3/31/96                  $ 91.30         $ 99.80         $164.91
        3/31/97                  $ 47.83         $ 92.48         $184.50
        3/31/98                  $165.22         $137.22         $278.82




     PROPOSAL 2:  ADOPTION OF AMENDMENT TO THE 1997 EQUITY
                  PARTICIPATION PLAN OF RENTRAK CORPORATION

     INTRODUCTION

          At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the 1997 Equity Participation Plan of Rentrak Corporation (the "Plan"). The Board of Directors initially approved the Plan on February 27, 1997, and the Company's shareholders approved the Plan at the 1997 Annual Meeting of Shareholders. As of June 26, 1998, nearly all shares of the Company's Common Stock authorized for issuance under the Plan had either been issued or been made subject to outstanding options or other awards granted thereunder. Accordingly, the Board of Directors approved an amendment to the Plan (the "Amendment") to increase the aggregate number of shares that may be issued under the Plan from 550,000 shares to 1,100,000 shares. The Amendment would also increase the number of shares subject to options and other awards that may be granted under the Plan to one person in a single fiscal year from 250,000 shares to 400,000 shares. The full text of the Amendment is attached as Exhibit A to this proxy statement.

          The Board of Directors is of the opinion that the Plan and its predecessor, the 1986 Plan, have been of significant importance and benefit to the Company and its shareholders by enabling the Company to attract and retain officers and other key employees and by increasing their commitment to the Company's continued success and better aligning their economic interest with the Company and its shareholders. The Board of Directors is also of the opinion that the Plan enables the Company to attract and retain non-employee directors. In the view of the Board of Directors, the proposed Amendment will enable the Company to continue to realize the benefits of stock options.

          The Board recommends a vote FOR the approval of the amendment to the 1997 Equity Participation Plan of Rentrak
     Corporation.


     SUMMARY DESCRIPTION OF THE PLAN


          Eligibility

          Under the Plan, all employees (including officers) and consultants of the Company are eligible to receive stock options, restricted stock awards, performance awards, stock payments, deferred stock awards and dividend equivalents (collectively, "Incentive Awards"). On April 1 of each year in which the Plan is in effect, all nonemployee Directors of the Company will receive an automatic annual grant of stock options, and any nonemployee Chairman of the Board and all nonemployee Board committee Chairs will receive an additional automatic annual grant of stock options (collectively, "Director's Options"). At present, there are approximately 175 eligible employees and consultants and 8 eligible nonemployee Directors.

          Administration

          The Stock Option Committee of the Board (the "Committee"), or such other committee as the Board may later designate, administers the Plan with respect to Incentive Awards issuable to employees and consultants. The Committee must be comprised of two or more Directors, each of whom qualifies as both a "nonemployee Director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside Director" for purposes of Code Section 162(m). Such Committee members are appointed by and serve at the pleasure of the Board. The Committee is authorized to interpret the Plan and any agreements pursuant to which Incentive Awards are granted, to adopt rules that the Committee deems appropriate for the administration of the Plan, and to interpret, amend or revoke any such rules. Any such interpretations and rules with respect to ISOs must be consistent with Section 422 of the Code. The full Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except where such action would conflict with Rule 16b-3 of the Exchange Act or
     Section 162(m) of the Code.

          The Plan authorizes the Committee to make such adjustments as it deems necessary to preserve the economic value of outstanding and future Incentive Awards, if the Committee determines that an adjustment is appropriate to prevent dilution or enlargement of grantees' rights in the event of certain distributions to stockholders, extraordinary corporate transactions or other events specified in the Plan. The Committee may also take certain other action that it deems necessary and appropriate in connection with such distributions, transactions and events, including any one or more of the following: (i) purchase Incentive Awards; (ii) prohibit the exercise of Incentive Awards; (iii) accelerate the vesting of Incentive Awards; (iv) provide that any successor or survivor corporation shall assume the Company's obligations with respect to Incentive Awards; (v) adjust the number and type of shares subject to and the criteria included in Incentive Awards; and
     (vi) eliminate all restrictions and/or forfeiture provisions in connection with restricted stock or deferred stock awards.

          The full Board administers the Plan with respect to Director's Options and has the same adjustment authority as the Committee in connection with certain distributions to stockholders, extraordinary corporate transactions or other events specified in the Plan; provided, however, that the Board may not take any such action to the extent that it would be inconsistent with the applicable exemptive conditions of Rule 16b-3 under the Exchange Act.

          Securities Subject To The Plan

          At present, the Company may not issue more than 550,000 shares of its common stock (the "Shares") under the Plan, which Shares may be made available from the Company's authorized but unissued common stock. If the Company's shareholders approve the Amendment, then the Company may issue an additional 550,000 Shares (for a total of 1,100,00 Shares) under the Plan. Shares subject to an Incentive Award or Director's Option that expires or is canceled, forfeited, settled in cash, or otherwise terminates without a delivery of such Shares, including Shares withheld or surrendered in payment of any exercise or purchase price of, or taxes relating to, an Incentive Award or Director's Option, will again be available for Incentive Awards and Director's Options under the Plan; provided, however, that no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as such.

          On June 23, 1998, the closing price per share of the Company's common stock was $6.094.

          Stock Option Grants

          The Plan authorizes the Committee to exercise its absolute discretion in determining which employees and consultants will be granted stock options; the number of Shares to be subject to stock options granted to such employees or consultants, which amount may not currently exceed 250,000 Shares per person per year (400,000 Shares if the Amendment is approved); whether stock options granted to employees are to be ISOs or NSOs (consultants are not eligible to receive ISOs); and the terms and conditions of such stock options. The Committee also has discretion with respect to the exercise price, vesting period and exercise period of stock options, subject to the limitations discussed below.

          The exercise price per share of ISOs and stock options intended to qualify as performance based compensation under Code
     Section 162(m) may not be less than 100 percent of the fair market value of a share of the Company's common stock on the date the option is granted. The exercise price of ISOs granted to an individual then owning more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof may not be less than 110 percent of the fair market value of a share of the Company's common stock on the date the ISO is granted. For all other options granted to employees and consultants under the Plan, including NSOs, the Committee will establish the exercise price per share, which in no event may be less than the par value of a share of the Company's common stock unless otherwise permitted by applicable state law.

          The exercise price for ISOs and NSOs granted under the Plan may be paid in cash or in outstanding shares of the Company's common stock. Options may also be exercised on a cashless basis through the same-day sale of the purchased shares. The Committee may also permit the optionee to pay the exercise price through a promissory note payable in installments over a period of years. The amount financed may include any federal or state income or employment taxes incurred by reason of the option exercise.

          The Committee may exercise its discretion in establishing a vesting period or schedule, if any, for stock options granted to employees and consultants; provided, however, that unless the Committee provides otherwise, no stock option shall be exercisable by an employee or consultant who is then subject to
     Section 16 of the Exchange Act until six months and one day after the grant date of such stock option. The Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the vesting period of any stock option granted to an employee or consultant.

          The Committee may exercise its discretion in establishing the exercise period of any stock option granted to employees and consultants; provided, however, that ISOs may not have a term of more than ten years from the date of grant, or five years from such date if the ISO is granted to an individual then owning more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof.

          As consideration for the grant of a stock option to an employee or consultant, such employee or consultant must agree to remain in the employ of or to consult for the Company or any subsidiary of the Company for a period of at least one year, or such shorter period as the Committee may establish in the stock option agreement or otherwise permit following the grant date of such option.

          Directors Options

          Under the Plan, the Board will annually grant an option to purchase ten thousand (10,000) Shares to each Independent Director of the Company. The Board will also grant an additional option to purchase two thousand five hundred (2,500) Shares to any nonemployee Chairman of the Board and to each nonemployee Committee Chairman.

          Options granted to Independent Directors ("Directors Options") must have an exercise price per share equal to
     100 percent of the fair market value of a share of the Company's common stock on the date the option is granted. The period during which the right to exercise a Director Option in whole or in part vests shall be set by the Board and the Board may determine that such an Option may not be exercise in whole or in part for a specified period after it is granted; provided, however, that unless the Board otherwise provides in the terms of the Option or otherwise, no option shall be exercisable by any Director within the period ending six months and one day after the date the Option is granted. At any time after grant of a Director Option, the Board may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Director Option
     vests.   In consideration of the grant of a Director's Option, a
     non-employee Director must agree to serve as a Director until the next annual meeting of the Company's shareholders. Prior to April 1998, the Plan provided that Director Options would vest in four, equal annual installments.

          Award of Restricted Stock

          The Plan authorizes the Committee to select from time to time, in its absolute discretion, certain employees or consultants for an award of restricted stock. The Committee will establish the purchase price, if any, and such restrictions as the Committee determines to be appropriate, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on the duration of a recipient's employment with the Company, Company performance and individual performance. Unless the Committee otherwise provides, no share of restricted stock granted to a person subject to Section 16 of the Exchange Act may be assigned or otherwise transferred until at least six months and one day after the grant date of such restricted stock. Restricted stock may not be sold or encumbered until all restrictions terminate or expire; provided, however, that the Committee may remove any or all such restrictions on such terms and conditions as the Committee determines to be appropriate.

          Following an award of restricted stock, the Company will issue a certificate representing the subject Shares in the name of each award recipient, and the Company will hold such certificate in escrow for the employee's or consultant's account. Upon the delivery of such Shares into escrow, a restricted stockholder will have, unless otherwise provided by the Committee, all of the rights of a stockholder with respect to such Shares, subject to the restrictions in the restricted stock agreement, including the right to receive all dividends and all distributions paid or made with respect to the Shares. However, the Company retains the right to repurchase any restricted stock still subject to such restrictions immediately upon a termination of employment (as defined in the Plan) or, if applicable, upon a termination of consultantcy (as defined in the Plan) between the restricted stockholder and the Company, with a cash price per share equal to the price paid by the restricted stockholder for such restricted stock. Provision may be made that no such right of repurchase will exist in the event of a termination of employment or consultantcy without cause, following a change in control of the Company, or because of the restricted stockholder's retirement, death, or disability, or otherwise.

          If the Committee intends for particular restricted stock awards to qualify as "performance based compensation" that is not subject to the limitation on tax deductibility imposed by Section 162(m) of the Code, the awards will be subject to such other restrictions as may be required to so qualify. These additional restrictions must include the achievement of specific performance goals related to one or more of the following: pre-tax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; and cost reductions or savings. During the first 90 days of each fiscal year, the Committee must select those persons, if any, who will be granted qualifying restricted stock awards, select the performance goal or goals applicable to the fiscal period in question, establish the various targets and bonus amounts which may be earned during the fiscal period in question, and specify the relationship between the targets and amounts to be earned by each recipient. Following the completion of the fiscal period in question, the Committee must certify in writing whether the applicable performance targets have been achieved for such fiscal period. The Committee may, in its discretion, reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee deems relevant to the assessment of individual or corporate performance during the fiscal period in question. A qualifying restricted stock award may not currently cover more than 250,000 Shares per recipient per year (400,000 Shares if the Amendment is approved).

          As consideration for the issuance of restricted stock, in addition to the payment of any purchase price, an employee or consultant must agree to remain in the employ of or to consult for the Company or any subsidiary of the Company for a period of at least one year after the grant date of such restricted stock.



          Performance Awards, Deferred Stock, Stock Payments And
     Dividend Equivalents

          The Plan authorizes the Committee to grant one or more "performance awards" to such employees or consultants as the Committee may from time to time select. Performance awards may be linked to the market value, book value, net profits, or other measure of the value of common stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation and the market value, book value, net profits or other measure of the value of a specified number of shares of common stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee will consider the contributions, responsibilities and other compensation of the particular employee or consultant, and any other such factors as the Committee deems relevant in light of the specific type of award. Payment of any performance award may be made in cash, in common stock, or a combination of both, as determined by the Committee.

          The Plan also authorizes the Committee to grant an award of "deferred stock" to such employees or consultants as the Committee may from time to time select, which award entitles the recipient to receive Shares upon the satisfaction of any conditions the Committee may impose. The number of Shares subject to a deferred stock award will be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of the Company's common stock or other specific performance criteria determined to be appropriate by the Committee, in each cash on a specified date or dates or over any period or periods determined by the Committee. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested. Unless otherwise provided by the Committee, a grantee of a deferred stock award shall have no right as a Company stockholder with respect to such deferred stock until such time as the award has vested and the common stock underlying the award has been issued.

          The Plan also authorizes the Committee to grant "stock payments" to any employee or consultant selected by the Committee in a manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the fair market value, book value, net profits or other measure of the value of common stock or other specific performance criteria deemed appropriate by the Committee, determined on the date such stock payment is made or on any date thereafter.

          The Plan also authorizes the Committee to grant "dividend equivalents" to any employee or consultant in connection with any other Incentive Award (other than restricted stock) granted under the Plan. Dividend equivalents provide an Incentive Award recipient with cash payments equal to the dividend amount paid on the number of Shares subject to unvested and/or unexercised options, unvested deferred stock awards, and unvested performance awards. Dividend equivalents are payable in cash or additional Shares in accordance with a formula and are subject to such limitations as the Committee establishes. Dividend equivalents granted with respect to stock options intended to qualify as performance-based compensation for purposes of Code Section 162(m) will be payable regardless of whether such stock options are exercised.

          If the Committee intends for particular performance awards, deferred stock awards and/or stock payments to qualify as "performance based compensation" that is not subject to the limitation on tax deductibility imposed by Section 162(m) of the Code, the awards and/or payments will be subject to such other restrictions as may be required to so qualify. These additional restrictions must include the achievement of specific performance goals related to one or more of the following: pre-tax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; and cost reductions or savings. During the first 90 days of each fiscal year, the Committee must select those persons, if any, who will be granted qualifying awards and/or payments, select the performance goal or goals applicable to the fiscal period in question, establish the various targets and bonus amounts which may be earned during the fiscal period in question, and specify the relationship between the targets and amounts to be earned by each recipient.
     Following the completion of the fiscal period in question, the Committee must certify in writing whether the applicable performance targets have been achieved for such fiscal period. The Committee may, in its discretion, reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee deems relevant to the assessment of individual or corporate performance during the fiscal period in question. A qualifying performance award, deferred stock award or stock payment may not cover more than 400,000 Shares per recipient per year.

          The Committee will establish, in its discretion, the exercise and vesting period of any performance award, deferred stock award, stock payment or dividend equivalent. In consideration of the grant of any performance award, deferred stock award, stock payment or dividend equivalent, the grantee must agree to remain in the employ of or to consult for the Company or any subsidiary of the Company for a period of at least one year after the grant date of such performance award, deferred stock award, stock payment or dividend equivalent (or such shorter period as the Committee shall establish in the agreement or by the Committee's action following such grant).

          Nature Of Plan Amendments That May Be Enacted Without
     Stockholder Approval

          The Board may amend or modify the Plan in any and all respects, except that the Board may not, without the approval of the Company's shareholders: (i) increase the maximum number of shares issuable under the Plan (except in connection with certain changes in capitalization) or modify the Award Limit; or
     (ii) take any other action that would otherwise require shareholder approval under any applicable law, regulation or rule.

          Unless sooner terminated by the Board, the Plan will, in all events, terminate ten years after the date the Board adopted the Plan. Any Incentive Awards or Director's Options outstanding at the time of such termination will remain in force in accordance with the provisions of the agreement and/or instruments evidencing such Incentive Awards or Director's Options.

          New Plan Benefits

          In February 1998, the Board of Directors authorized the Company to enter into new long-term employment agreements with Ron Berger, the Company's Chairman and Chief Executive Officer, and Kim Cox, the Company's Executive Vice President and Chief Financial Officer. Mr. Berger and Mr. Cox have served as Rentrak's senior executives since 1977 and 1985, respectively, and the Board determined that it was in the best interests of the Company to retain their services. In connection with its approval of the employment agreements, the Compensation Committee also authorized the issuance of an option to purchase an aggregate 800,000 Shares to Mr. Berger and an option to purchase an aggregate 100,000 Shares to Mr. Cox. At that time, the
     Company's stock price was $5.875 per share.   The Committee's
     decision was based on the significant benefit to the company of retaining Mr. Berger and Mr. Cox and incentivizing them to focus on the long-term performance of the Company.

          However, because there are currently less than 900,000 Shares available for issuance under the Plan, the Committee subsequently decided to grant such options over time. In June 1998, the Committee granted Mr. Berger an option to purchase 154,920 Shares of Rentrak Common Stock and granted Mr. Cox an option to purchase 19,365 Shares, both at an exercise price of $5.475 per Share (the market price of the Company's stock on the date of the grant). At the same time, the Committee approved the Amendment to increase the number of shares issuable under the Plan by 550,000 shares and increase the Award Limit under the Plan as described above. Assuming that the Amendment is approved by the Company's shareholders, on the date of such approval, the Committee intends to grant Mr. Berger and Mr. Cox options to purchase 355,560 and 44,440 shares, respectively, both with an exercise price equal to the market price of the Rentrak Common Stock at the time of the grant. During 1999, the Committee intends to further increase the number of shares issued under the Plan and, subject to shareholder approval of such increase, to grant Mr. Berger and Mr. Cox additional options to purchase 289,580 and 36,195 shares of Rentrak Common Stock, respectively. Those options would be granted concurrently with the 1999 Annual Meeting of Shareholders (on or about August 1999), both with an exercise price equal to the market price of the Company's Common
     Stock  at the time of the grant.   Such options would be granted
     in the future assuming Mr. Berger's and Mr. Cox's continued employment with the Company. The actual number of options granted in fiscal 1999 would be increased above or decreased below 289,520 and 36,195, respectively, depending on the value of the options granted in 1998. The value of the options would be estimated by the Committee using the Black-Scholes model. For example, if the average exercise price of the options granted in 1998 is greater than $5.875, then the number of shares subject to the options granted in 1999 will be increased. Conversely, if the average exercise price of the options granted in 1998 is less than $5.875, the then the number of shares subject to the options granted in 1999 will be decreased. The Committee's objective in establishing this formula is to approximate the economic benefit of a one-time grant of such options to Messrs. Berger and Cox with an exercise price of $5.875 per Share.

          Federal Income Tax Consequences Of Awards Granted Under The
     Plan

          The following is a brief description of the federal income tax treatment generally applicable to ISOs, NSOs and restricted stock awards granted under the Plan, based on the federal income tax laws in effect on the date hereof. The exact federal income tax treatment of an ISO, NSO or restricted stock award will depend upon the specific nature of the grant. Because the following is only a brief summary of the federal income tax rules, grantees should not rely thereon for individual tax advice, as each taxpayer's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

          Incentive Stock Options. Generally, an optionee recognizes no taxable income upon the grant or exercise of an ISO that meets the requirements of Code Section 422. However, the amount by which the fair market value of the stock acquired at the time of exercise exceeds the option exercise price (the "spread") is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised. In addition, if the optionee exercises the option by paying the option price with shares of stock, the transfer of such stock may result in taxable income to the optionee even though the transfer itself will not affect the favorable tax treatment of the stock received as a result of exercising the option.

          If an optionee holds the stock acquired through the exercise of the option for more than two years from the date in which the option was granted and more than one year from the date on which the option was exercised, and if the optionee is an employee of the Company at all times from the date of the grant of the option through the date that is three months before the date of exercise, any gain or loss on the subsequent disposition of such stock will be taxed to such optionee as mid-term or long-term capital gain or loss equal to the difference between the consideration received upon such disposition and the option exercise price.

          Generally, if an optionee disposes of the stock received on exercise of an incentive stock option less than two years after the date the option was granted or less than one year after the date the option was exercised, then, at the time of disposition, the optionee will recognize ordinary income in the amount equal to the lesser of (i) the stock's fair market value on the date of exercise over the option exercise price; or (ii) the amount received for the stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain.

          To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of stock according to the exercise of an incentive stock option, the Company generally will be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

          Non-Qualified Stock Options. NSOs are not intended to be incentive stock options under Section 422 of the Code. An optionee does not recognize taxable income upon the grant of an NSO, provided the NSO does not have a readily ascertainable fair market value at the time of grant.

          Upon the exercise of an NSO, the optionee generally will recognize ordinary income in an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price. However, in the event an optionee cannot sell the stock acquired on exercise of an NSO without incurring liability under Section 16(b) of the Exchange Act, or the stock is otherwise subject to a substantial risk of forfeiture, the optionee will not recognize ordinary income with respect to the issuance of the stock until such time as the optionee can sell the stock without incurring liability under
     Section 16(b) of the Act or the stock is no longer subject to a substantial risk of forfeiture unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code. If such an election is made, the optionee will be taxed in the year the option is exercised on the difference between the exercise price and the fair market value of the stock at the time of exercise. This amount will be taxed as ordinary income.

          If no election is made pursuant to Section 83(b) of the Code, the recognition of income with respect to the exercise will be delayed until the restriction imposed by Section 16(b) of the Exchange Act or such other risk of forfeiture (as the case may be) lapses, and the optionee will be taxed at ordinary income rates on the difference between the exercise price of the NSO and the fair market value of the stock at the time the restriction or risk of forfeiture lapses.

          Provided the Company complies with applicable federal income tax reporting requirements with respect to payment of compensation, the Company will generally be entitled to a business expense deduction in the tax year in which the exercise occurs in an amount equal to the ordinary income recognized by the optionee.

          Any gain or loss on a disposition of the stock acquired upon the exercise of an NSO will be treated as long-term, mid-term or short-term capital gain or loss to the optionee, depending upon the period for which the stock has been held. The gain or loss recognized on a taxable disposition generally will be an amount equal to the difference between the selling price and the optionee's basis in such stock. The optionee's basis generally is equal to the fair market value of such stock on the date the NSO was exercised (or on the date the risk of forfeiture lapses, if such stock is subject to a substantial risk of forfeiture).

          There generally are no federal income tax consequences to the Company by reason of the disposition by an optionee of stock acquired upon the exercise of an NSO.

          Restricted Stock. A recipient of restricted stock generally will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the stock (determined without regard to any restrictions other than those that by their terms never lapse) over the amount, if any, paid for the stock. For this purpose, the fair market value of the stock is generally determined on the earlier of the date on which the stock is no longer subject to a substantial risk of forfeiture or is transferable (without the transferee being subject to a substantial risk of forfeiture) and the income with respect to the receipt of the stock is reportable by recipient in that year. In the event the recipient cannot sell the stock without incurring liability under Section 16(b) of the Exchange Act, the recipient generally will not recognize ordinary income with respect to the receipt of the stock until the recipient can sell the stock without incurring liability under Section 16(b) of the Act and the fair market value of the stock (for purposes of determining the recipient's income resulting from the receipt of the stock) will be determined as of that date.

          If the recipient files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days of the receipt of the stock, the recipient will be taxed in the year the stock is received on the difference between the fair market value of the stock at the time of receipt and the amount paid for the stock, if any. This amount will be taxed as ordinary income. If shares with respect to which a Section 83(b) election has been made are forfeited, the recipient generally will be entitled to a capital loss equal to the amount, if any, that the recipient had paid for the forfeited shares as distinguished from the amount that the recipient had recognized as income as a result of the
     Section 83(b) election.

     CERTAIN RELATIONSHIPS AND TRANSACTIONS

          Peter Dal Bianco, a stockholder and current member of the Company's Board of Directors, holds an interest in several retail outlets participating in the Company's PPT system. The Company realized revenues of $250,534 from these outlets during fiscal 1998. The Company expects to continue to do business with Mr. Dal Bianco's retail outlets in fiscal 1999.

          Stephen Roberts, a stockholder and a member of the Company's Board of Directors, provided consulting services to the Company during fiscal 1998, for which he received $63,996. The Company plans to continue to use Mr. Roberts as a consultant during fiscal 1999.

          Marty Graham, an officer of the Company, holds an interest in two retail outlets participating in the Company's PPT System. The Company realized revenues of $72,812 from these outlets during fiscal 1998. The Company expects to continue to do business with Mr. Graham's retail outlets in fiscal 1999.

          Dr. Pradeep Batra, a member of the Company's Board of Directors, controls Unique Business Systems ("UBS") a company that provided marketing services to the Company . The Company paid UBS $137,800 in commissions during fiscal 1998. The Company's contract with UBS expires December 31, 1999. The Company is in the process of negotiating a new contract with UBS.

          Pursuant to the Company's Officer Loan Program, Ron Berger borrowed a total of $400,000 from the Company during fiscal 1996 in three separate loan transactions. The three loans, which accrued interest at the prime rate were paid in full during fiscal 1998.

          Mr. Berger also borrowed $300,000 from the Company during fiscal 1998 which accrued interest at the prime rate plus .25%. This loan was paid in full prior to March 31, 1998. The largest aggregate indebtedness outstanding during Fiscal 1998 under Mr. Berger's loans were $400,000.

     INDEPENDENT ACCOUNTANTS

          The Company's independent public accountants for its fiscal year ended March 31, 1998, were Arthur Andersen LLP, which management intends to continue to retain during the current fiscal year. No election, approval or ratification of the choice of independent public accountant by the shareholders is required. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.

     OTHER BUSINESS

          Management does not presently know of any matters that will be presented for action at the Annual Meeting other than those herein set forth. However, if any other matters properly come before the Annual Meeting, the holders of proxies solicited by the Board of Directors of the Company will have discretionary authority to vote the shares represented by all proxies granted to them on such matters in accordance with their best judgment.

     FINANCIAL INFORMATION

          A copy of the 1998 Annual Report of the Company, including audited financial statements, is being sent to shareholders with this Proxy Statement.

     REPORT ON FORM 10-K

          THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED MARCH 31, 1998, WILL BE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CAROLYN A. PIHL, CHIEF ACCOUNTING OFFICER, RENTRAK CORPORATION, ONE AIRPORT CENTER, 7700 N.E. AMBASSADOR PLACE, PORTLAND, OR 97220. COPIES OF EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO ANY SHAREHOLDER REQUESTING EXHIBITS.


     By Order of the Board of Directors,


     /S/ F. Kim Cox
     __________________________________
     F. Kim Cox
     Secretary

     Portland, Oregon
     Date: July 1,  1998


               [LOGO OF RENTRAK CORPORATION APPEARS HERE]
                           RENTRAK CORPORATION

     This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Ron Berger and F. Kim Cox as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Rentrak Corporation (the "Company") held of record by the undersigned on June 23, 1998, at the annual meeting of the shareholders to be held at the Company's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, on August 24, 1998, at 8 a.m., Pacific Time, or any adjournment thereof.

     1.   Election of Directors to the Terms Specified:

               [ ] FOR all nominees listed below (except as marked to the contrary below).
               [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

          Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

          Pradeep Batra (3 Years), Ron Berger (3 Years), Skipper
          Baumgarten (1 year)

     2.   Proposal to Approve the Amendment to the 1997 Equity
          Participation Plan of Rentrak Corporation:

               [ ]  FOR approval of the Amendment.
               [ ]  AGAINST approval of the Amendment.
               [ ] WITHHOLD AUTHORITY to vote to approve the Amendment.

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

          This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted FOR the three nominees to the Board of Directors of Rentrak Corporation and FOR approval of the amendment to the 1997 Equity Participation Plan of Rentrak Corporation.

          Please date and sign exactly as name appears hereon. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Dated:  _____________________, 1998
          _____________________________________
          Signature
          _____________________________________
          Signature if held jointly

     Please mark, sign, date and return the proxy using the enclosed envelope.


                                                    Exhibit A

                          AMENDMENT TO
               THE 1997 EQUITY PARTICIPATION PLAN
                               OF
                       RENTRAK CORPORATION

          THIS AMENDMENT (the "Amendment") to the 1997 Equity
Participation Plan of Rentrak Corporation (the "Plan") is hereby adopted by Rentrak Corporation, an Oregon corporation (the
"Company").

     1. Incorporation; Definitions. The terms and provisions of this Amendment are incorporated by this reference in the Plan as though fully set forth therein. Terms not otherwise described herein shall have the meanings ascribed to them in the Plan.

     2. Conflicts. In the event of any conflict between the terms and provisions of this Amendment and those of the Plan, the terms and provisions of this Amendment shall control.

     3.   Amendment.

          a. Award Limit. Section 1.2 of the Plan is hereby amended to read in its entirety as follows:

               1.2  Award Limit.

                    "Award Limit" shall mean 400,000 shares of Common Stock.

          b.   Shares Subject to Plan.  Section 2.1(a) of the
Plan is hereby amended to read in its entirety as follows:

               2.2  Shares Subject to Plan.

                    (a)  The shares of stock subject to Options,
awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock or Stock Payments shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed one million one hundred thousand (1,100,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.


      4. No Other Change. Except as specifically modified in this Amendment, all other provisions and terms of the Plan shall remain unchanged and in full force and effect.


          I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Rentrak Corporation on ____________, 1998.

          Executed on this __ day of __________, 1998.



                              F. Kim Cox
                              Secretary




                THE 1997 EQUITY PARTICIPATION PLAN
                            OF
                        RENTRAK CORPORATION

          Rentrak Corporation, an Oregon corporation, has adopted The 1997 Equity Participation Plan of Rentrak Corporation (the "Plan"), effective February ___, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                             ARTICLE I

                           DEFINITIONS

1.1 General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

1.2              Award  Limit.  "Award Limit" shall  mean
250,000
shares of Common Stock.

1.3              Board.  "Board" shall mean the Board of
Directors
of the Company.

1.4 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

(a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

1.5 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.6            Committee.   "Committee"  shall  mean  the Stock
Option Committee of the Board, or another committee of the Board, appointed as provided in Section 8.1.

1.7            Common  Stock.   "Common Stock"  shall  mean the
common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

1.8            Company.    "Company"   shall   mean Rentrak
Corporation, an Oregon corporation.

1.9 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

1.10.              Deferred  Stock.   "Deferred  Stock"  shall mean
Common Stock awarded under Article VII of this Plan.

1.11. Director. "Director" shall mean a member of the Board.

1.12. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article
VII of this Plan.

1.13.                Employee.   "Employee" shall mean any officer  or
other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.14.                Exchange  Act.   "Exchange Act"  shall  mean the
Securities Exchange Act of 1934, as amended.

1.15. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on  any  composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is  not  traded  on  an exchange but is quoted  on  NASDAQ  or  a
successor   quotation  system,  the  mean  between  the   closing
representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

1.16.                Grantee.   "Grantee" shall mean  an Employee  or
consultant  granted  a  Performance Award,  Dividend  Equivalent,
Stock Payment, or an award of Deferred Stock, under this Plan.

1.17. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

1.18.                 Independent  Director.   "Independent Director"
shall mean a member of the Board who is not an Employee of the Company.

1.19. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

1.20.                Option.   "Option"  shall  mean  a  stock option
granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

1.21.                Optionee.   "Optionee" shall  mean  an Employee,
consultant or Independent Director granted an Option under this Plan.

1.22. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

1.23.                 Plan.    "Plan"  shall  mean  The  1997 Equity
Participation Plan of Rentrak Corporation.

1.24.                QDRO.   "QDRO"  shall mean a  qualified domestic
relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.25. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

1.26. Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

1.27. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.28.                 Section  162(m)  Participant.   "Section 162(m)
Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by
Section 162(m) of the Code.

1.29. Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any
portion   of  the  compensation,  including  without  limitation,
salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under
Article VII of this Plan.

1.30.                 Subsidiary.    "Subsidiary"   shall   mean any
corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.31. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by
resignation,  discharge,  death  or  retirement;  but   excluding
terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence
constitute  Terminations  of  Consultancy.   Notwithstanding  any
other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.32. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by
resignation,  failure to be elected, death  or  retirement.   The
Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.33.                 Termination  of  Employment.   "Termination of
Employment"  shall  mean  the  time  when  the  employee-employer
relationship   between   an  Optionee,  Grantee   or   Restricted
Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an  Optionee, Grantee or Restricted Stockholder by the Company or
any   Subsidiary,  (ii)  at  the  discretion  of  the  Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of
the   Committee,   terminations  which  are   followed   by   the
simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                             ARTICLE II

                     SHARES SUBJECT TO PLAN

2.1.               Shares Subject to Plan.

(a)                The shares of stock subject to Options, awards of
Restricted   Stock,  Performance  Awards,  Dividend  Equivalents,
awards of Deferred Stock or Stock Payments shall be Common Stock, initially shares of the Company's Common Stock, par value $.001
per  share.   The aggregate number of such shares  which  may  be
issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed five hundred fifty
thousand  (550,000).   The shares of Common Stock  issuable  upon
exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

2.2.                Add-back  of  Options and Other Rights.   If any
Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to  such  Option  or other right but as to which such  Option  or
other   right   was  not  exercised  prior  to  its   expiration,
cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded
hereunder, subject to the limitations of Section 2.1.   Shares of
Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                             ARTICLE III

                       GRANTING OF OPTIONS

3.1. Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

3.4.               Granting of Options

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

(i)                      Select   from   among  the   Employees or
     consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

(iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as
     performance-based  compensation  as  described  in   Section
     162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions
on  the  grant  of  the Option as it deems appropriate.   Without
limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments or other rights which have been
previously  granted  to  him under this Plan  or  otherwise.   An
Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the
same   (or  a  lesser  or  greater)  number  of  shares  as  such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

(c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.



(d) (i)                     During the term of the Plan, each person who
     is an Independent Director shall automatically be granted an
     Option  to  purchase ten thousand (10,000) shares of  Common
     Stock (subject to adjustment as provided in Section 9.3)  on
     April  1st  of each year; provided, however, that each  such person  who  is  Chairman  of the  Board  or  of  any  Board committee  shall  automatically  be  granted  an  Option  to purchase  an  additional two thousand five  hundred  (2,500)
     shares of Common Stock (subject to adjustment as provided in
     Section  9.3) on April 1st of each year.   All the foregoing
     Option grants authorized by this Section 3.4(d)(i) are subject to stockholder approval of the Plan.

     (ii) The Board may from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                    (A)   Determine whether, in its opinion,  the
     Independent Directors (or any of them) should be granted Non-Qualified Stock Options in addition to the Options granted pursuant to Section 3.4(d)(i);

                    (B)   Subject  to the Award Limit,  determine
     the  number  of  shares to be subject to such  Non-Qualified
     Stock Options granted to selected Independent Directors; and

                    (C)   Determine  the terms and conditions  of
     such Non-Qualified Stock Options, consistent with this Plan.

                             ARTICLE IV

                        TERMS OF OPTIONS

4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors)
shall   determine,  consistent  with  this  Plan.   Stock  Option
Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10%
of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

4.4.               Option Vesting

(a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors
pursuant  to  Section  3.4(d)(i)  shall  become  exercisable   in
cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 9.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion
and   subject  to  whatever  terms  and  conditions  it  selects, accelerate the period during which an Option (except an Option granted to an Independent Director pursuant to Section 3.4(d)(i)) vests.

(b)                No portion of an Option which is unexercisable at
Termination   of  Employment,  Termination  of  Directorship   or
Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

4.5. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the
Company).   Nothing in this Plan or in any Stock Option Agreement
hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                             ARTICLE V

                       EXERCISE OF OPTIONS

5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b)                 Such   representations  and  documents  as the
Committee  (or  the  Board, in the case  of  Options  granted  to
Independent   Directors),  in  its  absolute  discretion,   deems
necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any
other  federal  or  state securities laws  or  regulations.   The
Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;
(v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

5.3.               Conditions to Issuance of Stock Certificates.
The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

(c)                The  obtaining of any approval or other
clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent
Directors) shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

5.4. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5.                 Ownership   and   Transfer  Restrictions.
The Committee   (or  Board,  in  the  case  of  Options  granted   to
Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems
appropriate.   Any  such restriction shall be set  forth  in  the
respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

5.6.                Limitations  on  Exercise of Options  Granted
to Independent  Directors.   Unless earlier terminated  pursuant  to
Section  9.3(c)(ii)  or 9.3(c)(viii), no  Option  granted  to  an
Independent  Director  pursuant  to  Section  3.4(d)(i)  may   be
exercised to any extent by anyone after the first to occur of the following events:

(a) the expiration of twelve (12) months from the date of the Optionee's death;

(b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section
22(e)(3) of the Code);

(c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

(d) the expiration of ten years from the date the Option was granted.

                             ARTICLE VI

                    AWARD OF RESTRICTED STOCK

6.1.               Award of Restricted Stock

(a) The Committee may from time to time, in its absolute discretion:

(i)                      Select   from   among  the   Employees or
     consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted
     Stock, consistent with this Plan.

(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise
permitted   by  applicable  state  law.   In  all  cases,   legal
consideration  shall be required for each issuance of  Restricted
Stock.

(c) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.2.                Restricted  Stock  Agreement.   Restricted Stock
shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

6.3. Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or  by  action of the Committee following grant of the Restricted
Stock).   Nothing  in  this  Plan  or  in  any  Restricted  Stock
Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

6.4.                Rights  as  Stockholders.  Upon delivery  of
the shares  of  Restricted  Stock to the escrow  holder  pursuant  to
Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a
stockholder  with  respect  to  said  shares,  subject   to   the
restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

6.5.                Restriction.   All  shares  of  Restricted
Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of
stock   dividends,   stock  splits   or   any   other   form   of
recapitalization)  shall,  in  the  terms  of   each   individual
Restricted  Stock Agreement, be subject to such  restrictions  as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in  the terms of the Restricted Stock Agreement or otherwise,  no share  of Restricted Stock granted to a person subject to Section
16  of  the  Exchange  Act shall be sold, assigned  or  otherwise transferred  until at least six months and one day  have  elapsed from the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted
Stock  is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until
all  restrictions  are  terminated or  expire.   Unless  provided
otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

6.6.                Repurchase  of Restricted Stock.   The
Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to  restrictions under the Restricted Stock Agreement immediately upon  a  Termination  of  Employment or, if  applicable,  upon  a
Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the  Restricted Stockholder for such Restricted Stock;  provided, however,  that  provision  may be made  that  no  such  right  of
repurchase  shall  exist  in  the  event  of  a  Termination   of
Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

6.7.                Escrow.   The  Secretary of the Company  or
such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.8.                Legend.   In  order to enforce  the restrictions
imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.9.                  Provisions   Applicable   to   Section 162(m)
Participants.

(a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock awards to a
Section 162(m) Participant that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income,
(ii)  operating income, (iii) cash flow, (iv) earnings per share,
(v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings.

(b)                To  the  extent  necessary  to  comply  with the
performance-based    compensation   requirements    of    Section
162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a
Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

                             ARTICLE VII

            PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                 DEFERRED STOCK, STOCK PAYMENTS

7.1. Performance Awards. Any Employee or consultant selected by the Committee may be granted one or more Performance
Awards.   The value of such Performance Awards may be  linked  to
the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type
of   award)   the  contributions,  responsibilities   and   other
compensation of the particular Employee or consultant.

7.2. Dividend Equivalents. Any Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as  of dividend payment dates, during the period between the date an  Option,  Deferred Stock or Performance Award is granted,  and the date such Option, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee.
Such   Dividend  Equivalents  shall  be  converted  to  cash   or
additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the
Committee.   With  respect to Dividend Equivalents  granted  with
respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

7.3.                 Stock  Payments.   Any  Employee  or consultant
selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other
measure   of  the  value  of  Common  Stock  or  other   specific
performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

7.4.                 Deferred  Stock.   Any  Employee  or consultant
selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the
Committee.   The  number  of shares of Deferred  Stock  shall  be
determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or  dates  or  over  any  period or  periods  determined  by  the
Committee.   Common Stock underlying a Deferred Stock award  will
not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

7.5. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

7.6.                Term.   The term of a Performance Award, Dividend
Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

7.7. Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

7.8.                Payment  on  Exercise.   Payment  of  the amount
determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is
effected   in  Common  Stock,  it  shall  be  made   subject   to
satisfaction of all provisions of Section 5.3.

7.9. Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

7.10.                  Provisions   Applicable   to   Section 162(m)
Participants.

(a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant
that   vest   or  become  exercisable  upon  the  attainment   of
performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income,
(ii)  operating income, (iii) cash flow, (iv) earnings per share,
(v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings.

(b)                To  the  extent  necessary  to  comply  with the
performance-based    compensation   requirements    of    Section
162(m)(4)(C)  of  the  Code,  with  respect  to  performance   or
incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety
(90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the
Code), the Committee shall, in writing, (i) designate one or more
Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated
fiscal   period   and  (iv)  specify  the  relationship   between
performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a
Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

                             ARTICLE VIII.

                         ADMINISTRATION

8.1.                 Stock   Option  Committee.   The  Stock Option
Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code.
Appointment   of  Committee  members  shall  be  effective   upon
acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

8.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments are
granted   or   awarded,  and  to  adopt  such   rules   for   the
administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any
such  rules.   Notwithstanding the  foregoing,  the  full  Board,
acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

8.3. Majority Rule; Unanimous Written Consent. In administering the Plan, The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.4.                Compensation; Professional Assistance; Good Faith
Actions.    Members   of  the  Committee   shall   receive   such
compensation  for their services as members as may be  determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the
approval   of   the   Board,   employ   attorneys,   consultants,
accountants,   appraisers,  brokers,  or  other   persons.    The
Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of  any  such persons.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested
persons.   No  members  of  the  Committee  or  Board  shall   be
personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                             ARTICLE IX

                    MISCELLANEOUS PROVISIONS

9.1.                 Not  Transferable.   Options,  Restricted Stock
awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or  the shares underlying such rights or awards have been issued,
and  all restrictions applicable to such shares have lapsed.   No
Option, Restricted Stock award, Deferred Stock award, Performance Award, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by
transfer,    alienation,   anticipation,   pledge,   encumbrance,
assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option
Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

9.2.               Amendment, Suspension or Termination of this Plan.
Except  as otherwise provided in this Section 9.2, this Plan  may be  wholly  or partially amended or otherwise modified, suspended or  terminated at any time or from time to time by the  Board  or
the  Committee.   However,  without  approval  of  the  Company's
stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the  Committee  may, except as provided in Section 9.3,  increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments theretofore granted or awarded,
unless  the  award itself otherwise expressly  so  provides.   No
Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted by the Board; or

(b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.4.

9.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate
Events.

(a) Subject to Section 9.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other
securities,     or     other     property),     recapitalization,
reclassification,    stock   split,    reverse    stock    split,
reorganization,   merger,  consolidation,   split-up,   spin-off,
combination,  repurchase,  liquidation,  dissolution,  or   sale,
transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

   (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in
     Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

   (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock
     Payments,   and  in  the  number  and  kind  of  shares   of
     outstanding Restricted Stock or Deferred Stock, and

   (iii) the grant or exercise price with respect to any Option, Performance Award, Dividend Equivalent or Stock
     Payment.

(b) Subject to Sections 9.3(b)(vii) and 9.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

     (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

     (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

     (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be
     exercisable    as    to   all   shares   covered    thereby,
     notwithstanding anything to the contrary in (i) Section  4.4 or (ii) the provisions of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

     (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

     (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or
     property)   subject  to  outstanding  Options,   Performance
     Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

     (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred
     Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event; and

     (vii) None of the foregoing discretionary actions taken under this Section 9.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

(c) Subject to Section 9.3(d) and 9.8, the Committee (or the Board, in the case of Options granted to Independent
Directors)   may,  in  its  discretion,  include   such   further
provisions and limitations in any Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this
Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action  would  result  in  short-swing  profits  liability  under
Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such
exemptive  conditions.   The number of  shares  of  Common  Stock
subject to any option, right or award shall always be rounded to the next whole number.

9.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or  Deferred  Stock  may  be awarded prior  to  such  stockholder
approval,   provided  that  such  Options,  Performance   Awards,
Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

9.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors)
may  in  its  discretion  and in satisfaction  of  the  foregoing
requirement   allow   such  Optionee,   Grantee   or   Restricted
Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award
(or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

9.6.                Loans.   The  Committee may, in  its
discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Dividend
Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

9.7.                Forfeiture  Provisions.  Pursuant to its
general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right
(to   the   extent  consistent  with  the  applicable   exemptive
conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award
(whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

9.8.                Limitations Applicable to Section 16 Persons
and Performance-Based   Compensation.   Notwithstanding   any   other
provision  of  this Plan, this Plan, and any Option,  Performance
Award,   Dividend  Equivalent  or  Stock  Payment   granted,   or
Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Restricted Stock or performance or incentive award described in Article VII intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in
Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.9.                Effect  of  Plan  Upon Options  and Compensation
Plans.   The  adoption of this Plan shall not  affect  any  other
compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of
incentives   or   compensation  for   Employees,   Directors   or
Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

9.10. Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock
awards,   Performance  Awards,  Dividend  Equivalents  or   Stock
Payments under this Plan and the issuance and delivery of  shares of Common Stock and the payment of money under this Plan or under
Options,  Performance  Awards,  Dividend  Equivalents  or   Stock
Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and  state laws, rules and regulations (including but not limited
to   state   and  federal  securities  law  and  federal   margin
requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the
Company, be necessary or advisable in connection therewith.   Any
securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if
requested   by   the   Company,  provide  such   assurances   and
representations to the Company as the Company may deem  necessary or  desirable  to  assure compliance with  all  applicable  legal
requirements.   To  the extent permitted by applicable  law,  the
Plan,  Options, Restricted Stock awards, Deferred  Stock  awards,
Performance  Awards,  Dividend  Equivalents  or  Stock   Payments
granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.11.                 Titles.    Titles   are  provided   herein
for convenience   only  and  are  not  to  serve  as  a   basis   for
interpretation or construction of this Plan.

9.12.                Governing  Law.   This Plan  and  any
agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.